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                             RSI RETIREMENT TRUST

                      Supplement dated February 24, 1999
                      to Prospectus dated January 1, 1999



       On January 28, 1999, the Board of Trustees of RSI Retirement Trust (the "Trust") met and approved several changes relating to one of the two investment sub-advisers of the Emerging Growth Equity Fund. The Board terminated the Investment Sub-Advisory Agreement between Retirement System Investors Inc. ("Investors") and Friess Associates Inc. ("Friess"), effective, upon the concurrence of Friess, February 8, 1999. Investors, investment manager to the Trust, assumed portfolio management of $10 million of the Emerging Growth Equity Fund on February 8, 1999, with the balance of the portfolio managed by HLM Management Company, Inc. ("HLM"), the remaining sub-advisor of the Emerging Growth Equity Fund, under the terms of the Investment Sub-Advisory Agreement between Investors and HLM. Under the Investment Management Agreement between the Trust and Investors, the Trust pays Investors an annual fee of 1.0% of the portfolio assets managed directly by Investors, payable as of the last day of each month, based on average daily net assets during such month. This portion of the annual advisory fee is the same as the fee that had been paid to Friess under its investment sub-advisory agreement. In addition, the Trust pays a fee to Investors, as described in the Prospectus, for the portion of the Emerging Growth Equity Fund managed by HLM. This fee arrangement has not been changed.

       On January 28, 1999, the Trust also authorized the Trust's officers to implement several changes relating to the International Equity Fund. The Board terminated the Investment Sub-Advisory Agreement between Investors and Morgan Grenfell Investment Services ("MGIS") for management of the International Equity Fund, and approved a replacement arrangement with Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), subject to BIAM's agreement to serve. BIAM has agreed to serve, effective March 1, 1999.
BIAM, 20 Horseneck Lane, Greenwich, CT, is a wholly-owned subsidiary of the Bank of Ireland Group. BIAM is part of Bank of Ireland Asset Management Group, established in 1966. The group began managing portfolios for their North American based clients in 1989 and currently manages over $16 billion in global

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and international equity and fixed income products.  BIAM uses a team approach to manage international equity portfolios. The central decision making group is comprised of senior analysts under the leadership of BIAM's Chief Investment Officer. Within BIAM's fundamental and value-driven philosophy, the investment approach focuses on bottom-up stock selection within a framework of economic themes. Under the new investment sub-advisory agreement, BIAM has agreed to serve on an interim basis pending unitholder approval, at the same fee rates paid to MGIS under its investment sub-advisory agreement with Investors (i.e., an annual fee of 0.6% on the first $50 million of assets and 0.5% of assets in excess of $50 million). Subject to unitholder approval at the Annual Meeting of Unitholders to be held during April 1999, the annual fee will be modified to 0.75% on the first $20 million of assets, 0.5% on the next $30 million of assets, and 0.35% on assets in excess of $50 million. Fees are payable as of the last day of each calendar quarter, based on the average of the asset value as of the last day of each month of each calendar quarter. BIAM's fees are paid by Investors, and not by the Trust. The Trust pays a fee to Investors, as described in the Prospectus, for management of the International Equity Fund. This fee is equal to the fee paid to BIAM plus an incremental 0.20%. Therefore, if the new fee payable to BIAM is revised, the fee payable to Investors will also be revised. This fee arrangement has not been changed.


       An amended agreement between Investors and the Trust will be submitted for unitholder approval at the Annual Meeting of Unitholders to be held during April 1999.

       The reference on the sixth line of page 15 to "small to medium-sized companies (i.e., companies with market capitalizations for $50 million to $750 million at time of purchase)" is modified to refer to companies with market capitalizations normally ranging from $75 million to $1.0 billion.